Exhibit 99.2


            THE PILLSBURY COMPANY, SUBSIDIARIES, AND RELATED ENTITIES

                             Combined Balance Sheets
                                   (Unaudited)
                           September 30, 2001 and 2000




                                     ASSETS                              2001         2000
                                                                       --------     --------
                                                                            (In millions,
                                                                             except share
                                                                             information)
Current assets:
   Cash and cash equivalents                                           $     63           43
   Receivables:
     Trade receivables, less allowance for returns, discounts
       and doubtful accounts of $11 in 2001 and $14 in 2000                 476          491
     Other accounts receivable                                               45           48
   Inventories                                                              574          515
   Prepaids and other assets                                                107          103
                                                                       --------     --------

           Total current assets                                           1,265        1,200
                                                                       --------     --------

   Investment in joint ventures                                             141          152
   Goodwill and other intangibles, net                                    6,367        6,593
   Property, plant and equipment, net                                     1,365        1,391
   Other long-term assets                                                   274          205
                                                                       --------     --------

           Total assets                                                $  9,412        9,541
                                                                       ========     ========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable                                                    $    320          347
   Accrued advertising and promotions                                       139          152
   Accrued compensation and benefits                                        115          123
   Accrued income taxes                                                     127          152
   Current portion of long-term debt                                         70           45
   Other current liabilities                                                153          196
                                                                       --------     --------

           Total current liabilities                                        924        1,015
                                                                       --------     --------

   Payables to affiliated companies, net                                  7,582        7,594
   Long-term debt                                                           164          162
   Deferred taxes                                                         1,047        1,028
   Other long-term liabilities                                              411          415
                                                                       --------     --------

           Total liabilities                                             10,128       10,214
                                                                       --------     --------

Stockholders' deficit:
   Common stock and paid-in capital - par value $1 per share;
     1,000 shares authorized, issued and outstanding                      3,351        3,176
   Accumulated deficit                                                   (4,001)      (3,822)
   Accumulated other comprehensive loss                                     (66)         (27)
                                                                       --------     --------

           Total stockholders' deficit                                     (716)        (673)
                                                                       --------     --------

           Total liabilities and stockholders' deficit                 $  9,412        9,541
                                                                       ========     ========


See accompanying notes to the combined financial statements.

            THE PILLSBURY COMPANY, SUBSIDIARIES, AND RELATED ENTITIES

                        Combined Statements of Operations
                                   (Unaudited)
             For the three months ended September 30, 2001 and 2000

                                                      2001       2000
                                                    -------     -------
                                                       (In millions)

Sales                                               $ 1,380       1,426
Costs and expenses:
    Cost of sales                                      (783)       (830)
    Selling, general and administrative                (427)       (418)
    Amortization of intangibles                         (52)        (52)
    Other income                                          1           4
    Unusual items                                       (20)         (5)
    Net interest expense - external                      (5)         (5)
    Net interest expense - affiliated companies        (149)       (163)
    Factoring and other charges from
      affiliated companies                                1         (15)
                                                    -------     -------

             Total costs, expenses and losses        (1,434)     (1,484)
                                                    -------     -------

             Loss before taxes and earnings from
               joint ventures                           (54)        (58)

Income tax benefit                                       11          10

Earnings from joint ventures, net of
    income taxes                                         13          13
                                                    -------     -------

             Net loss                               $   (30)        (35)
                                                    =======     =======


See accompanying notes to the combined financial statements.

            THE PILLSBURY COMPANY, SUBSIDIARIES, AND RELATED ENTITIES

  Combined Statements of Stockholders' Deficit and Comprehensive Income (Loss)
                                   (Unaudited)
             For the three months ended September 30, 2001 and 2000

                                                                    COMMON                ACCUMULATED
                                                                   STOCK AND                 OTHER
                                                                    PAID-IN  ACCUMULATED COMPREHENSIVE
                                                                    CAPITAL     DEFICIT   INCOME (LOSS)  TOTAL
                                                                    -------     -------   -------------  -----
                                                                                   (In millions)
Balance at June 30, 2000                                            $ 3,169      (3,774)        (13)       (618)

Comprehensive income (loss):
   Net loss                                                              --         (35)         --         (35)
   Other comprehensive income (loss):
     Foreign currency translation                                        --          --         (13)        (13)
     Cumulative effect of an accounting change, net of tax               --          --          (3)         (3)
     Reclassification of derivative loss to earnings, net of tax         --          --           2           2
                                                                                            -------     -------

           Other comprehensive loss                                                             (14)        (14)
                                                                                            -------     -------

           Total comprehensive loss                                                                         (49)
                                                                                                        -------

Capital contributions from parent entity                                  7          --          --           7
Dividends declared to affiliated entities                                --         (13)         --         (13)
                                                                    -------     -------     -------     -------

Balance at September 30, 2000                                       $ 3,176      (3,822)        (27)       (673)
                                                                    =======     =======     =======     =======

Balance at June 30, 2001                                            $ 3,295      (3,968)        (59)       (732)

Comprehensive income (loss):
   Net loss                                                              --         (30)         --         (30)
   Other comprehensive income (loss):
     Foreign currency translation                                        --          --          (7)         (7)
                                                                                            -------     -------

           Other comprehensive loss                                                              (7)         (7)
                                                                                            -------     -------

           Total comprehensive loss                                                                         (37)
                                                                                                        -------

Capital contributions from parent entity                                 56          --          --          56
Dividends declared to affiliated entities                                --          (3)         --          (3)
                                                                    -------     -------     -------     -------

Balance at September 30, 2001                                       $ 3,351      (4,001)        (66)       (716)
                                                                    =======     =======     =======     =======




See accompanying notes to the combined financial statements.

            THE PILLSBURY COMPANY, SUBSIDIARIES, AND RELATED ENTITIES

                        Combined Statements of Cash Flows
                                   (Unaudited)
               For the three months ended September 30, 2001, 2000

                                                                    2001         2000
                                                                  --------     --------
                                                                       (In millions)
Cash flows - operating activities:
    Net loss                                                      $    (30)         (35)
    Adjustments to reconcile net loss to cash flow:
      Depreciation and amortization                                     94           92
      Deferred income taxes                                             (6)          (8)
      Change in current assets and liabilities, net of effects
        from businesses acquired:
          Receivables                                                  (73)         (98)
          Inventories                                                 (111)         (47)
          Prepaids and other assets                                    (20)          (5)
          Accounts payable                                              13           (7)
          Accruals and other current liabilities                       (15)          20
                                                                  --------     --------

              Net cash used in operating activities                   (148)         (88)
                                                                  --------     --------

Cash flows - investment activities:
    Purchases of property, plant and equipment                         (32)         (32)
    Proceeds from disposal of property, plant and equipment              2            1
                                                                  --------     --------

              Net cash used by investment activities                   (30)         (31)
                                                                  --------     --------

Cash flows - financing activities:
    Proceeds from long-term debt                                         6            4
    Payment of long-term debt                                           (2)          (1)
    Net borrowings from affiliated entities                            189          116
    Dividends paid                                                      (3)         (13)
                                                                  --------     --------

              Net cash provided by financing activities                190          106
                                                                  --------     --------

              Increase (decrease) in cash and cash equivalents          12          (13)

Cash and cash equivalents - beginning of period                         51           56
                                                                  --------     --------

Cash and cash equivalents - end of period                         $     63           43
                                                                  ========     ========

Supplemental cash flow information:
    Cash paid for interest                                        $    158          171
    Cash paid (received) for taxes                                      16          (30)


See accompanying notes to the combined financial statements.

            THE PILLSBURY COMPANY, SUBSIDIARIES, AND RELATED ENTITIES

                     Notes to Combined Financial Statements
                                   (Unaudited)
                           September 30, 2001 and 2000


1.       Background

         The Pillsbury Company (hereafter Pillsbury), its subsidiaries and its related entities (hereafter the Company) included in the combined financial statements was a wholly owned indirect subsidiary of Diageo plc (Diageo), a company incorporated under the laws of England and Wales, as of and during the periods of these combined financial statements.

         These combined financial statements do not include certain information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. However, in the opinion of management, all adjustments considered necessary for a fair presentation have been included and are of a normal recurring nature. Operating results for the three months ended September 30, 2001 are not necessarily indicative of the results that may be expected for the full fiscal year.

         These combined financial statements should be read in conjunction with the combined financial statements and footnotes for the year ended June 30, 2001. The accounting policies used in preparing these combined financial statements are the same as those described in Note (2) to the combined financial statements for the year ended June 30, 2001.

         Certain amounts in the prior year combined financial statements have been reclassified to conform to the current year presentation.

2.       Unusual Items

         In the three month periods ended September 30, 2001 and September 30, 2000, the Company recorded $20 million and $5 million, respectively, primarily for merger costs related to the acquisition of the Company by General Mills. These costs were primarily comprised of retention incentives and legal and outside professional fees.

3.       Subsequent Event

         On October 31, 2001, Diageo sold the Company to General Mills, Inc. for 134 million shares of General Mills, Inc. stock, together with cash paid and debt assumed by General Mills, Inc. totaling $3.8 billion. Certain Retail and Foodservice businesses of Pillsbury were disposed of on November 13, 2001 in connection with the transaction. The Retail businesses divested include: Pillsbury Desserts & Baking Mixes; Martha White Desserts & Baking Mixes; Hungry Jack Potatoes and Dry Breakfast, including certain international export sales in Puerto Rico, U.S. Virgin Islands, and Mexico; and Pet Milk. The Foodservice businesses divested include non-custom foodservice dry mix products in boxes of seven pounds and less and non-custom frosting products in packages of eleven pounds and less.

         Also in connection with the transaction, a joint venture partner of Pillsbury, on December 26, 2001, exercised its right triggered by the change in ownership of Pillsbury, to purchase Pillsbury's 50 percent equity interest in Ice Cream Partners USA LLC (ICP). ICP was a joint venture formed for the manufacture, marketing and distribution of Haagen-Dazs ice cream products in the United States.